Exhibit 99.1

A. Julian Muñoz, MD University of Michigan W. Timothy Garvey, MD University of Alabama at Birmingham Wesley W. Day, PhD Vivus, Inc. Weight Loss With Low-Dose, Controlled-Release Phentermine/Topiramate in African American Subjects vs Non-African American Subjects: Pooled 1-Year Data From Two Phase 3 Trials

Author Disclosure A. Julian Muñoz No relationships to disclose W. Timothy Garvey Research support – Merck & Co., Inc.; Isis/Genzyme; Amylin Pharmaceuticals Speakers Bureau – Merck & Co., Inc; Abbott Nutrition Advisor/consultant – Daiichi-Sankyo; Tethys; Vivus, Inc. Board member – Daiichi-Sankyo, Tethys Stockholder – Merck & Co., Inc.; Isis/Genzyme; Pfizer, Inc.; Eli Lilly and Company; Schering Plough; Novartis Pharmaceuticals Corp.; Vivus, Inc.; Bristol Myers Squibb Wesley W. Day Employee of Vivus, Inc.

Background Obesity is associated with significantly increased morbidity, mortality related to cardiovascular disease, diabetes1,2 NHANES data show disproportionate prevalence across ethnic/racial groups:3 African American (AA) population: 44.1% Hispanic/Latino population: 37.9% Caucasian population: 32.8% Overall population: 33.9% NHANES = National Health and Nutrition Examination Survey 1. Reaven GM. Ann Intern Med. 2003;138:420-423. 2. Flegal KM, et al. JAMA. 2007;298:2028-2037. 3. Flegal KM, et al. JAMA. 2010;303:235-241.

Once-Daily, Low-Dose, Controlled-Release Phentermine/Topiramate (PHEN/TPM CR) PHEN/TPM CR is a novel, investigational, controlled-release combination weight-loss therapy Greater response seen with combination than with either agent alone, allowing for lower doses of each agent1 Developed with the aim of maximizing weight loss and cardiometabolic benefits, while potentially decreasing dose-related side effects and improving tolerability 1. Vivus, Inc. Data on file.

Objectives To evaluate weight loss over a 56-week period in overweight/obese subjects To evaluate weight loss in AA subjects and non-AA subjects over 56 weeks

Methods Pooled 1-year data from two randomized, double-blind, 56-week Phase 3 trials EQUIP: N=1267 obese nondiabetic subjects (BMI >35 kg/m2): Placebo n=514 PHEN 3.75 mg/TPM CR 23 mg (3.75/23) n=241 PHEN 15 mg/TPM CR 92 mg (15/92) n=512 CONQUER: N=2487 overweight/obese adult subjects (BMI >27 kg/m2 and <45 kg/m2) with >2 weight-related comorbidities: Placebo n=994 PHEN 7.5 mg/TPM CR 46 mg (7.5/46) n=498 PHEN 15 mg/TPM CR 92 mg (15/92) n=995 Lifestyle modification counseling provided for all subjects

Assessments Primary endpoint: Percent weight loss* Prespecified secondary endpoint: Percentage of subjects with >10% weight loss at 56 weeks* Secondary analysis: Pooled 1-year data conducted to determine differences in efficacy and safety between AA and non-AA subjects *Analysis of percent weight loss at Week 56 was performed using analysis of covariance (ANCOVA) model with treatment, study, and gender as fixed effects and baseline weight as a covariate. Analysis of percentage of subjects with >10% weight loss at Week 56 was performed using a logistic regression model with treatment, study, and gender as fixed effects and baseline weight as a covariate.

Baseline Characteristics from Pooled 1-Year Analysis of EQUIP and CONQUER (ITT) Placebo (n=1477) PHEN/TPM CR 3.75/23 (n=234) 7.5/46 (n=488) 15/92 (n=1479) Age (years), mean (SD) 48.5 (11.43) 43.0 (11.05) 51.1 (10.38) 48.0 (11.97) Female, n (%) 1102 (74.6) 194 (82.9) 341 (69.9) 1094 (74.0) Ethnicity, n (%) Hispanic/Latino 197 (13.3) 27 (11.5) 69 (14.1) 201 (13.6) Not Hispanic/Latino 1280 (86.7) 207 (88.5) 419 (85.9) 1278 (86.4) Race, n (%) Caucasian 1251 (84.7) 189 (80.8) 424 (86.9) 1235 (83.5) African American 199 (13.5) 35 (15.0) 51 (10.5) 210 (14.2) Weight (kg), mean (SD) 107.5 (20.18) 118.6 (21.94) 102.8 (18.19) 107.1 (19.62) Waist circumference (cm), mean (SD) 115.8 (13.26) 121.5 (15.15) 112.7 (12.42) 115.5 (13.51) Body mass index (kg/m2), mean (SD) 38.5 (5.73) 42.5 (6.54) 36.3 (4.41) 38.4 (5.67) AA (n=481) Non-AA (n=3197) Age (years), mean (SD) 45.5 (11.35) 48.7 (11.60) Female, n (%) 408 (84.8) 2323 (72.7) Weight (kg), mean (SD) 111.9 (20.75) 106.7 (19.90) Waist circumference (cm), mean (SD) 115.9 (14.24) 115.6 (13.38) Body mass index (kg/m2), mean (SD) 40.2 (6.26) 38.1 (5.62)

*P<0.0001 vs placebo; †P=0.0236 vs placebo Percent Weight Change at 56 Weeks (ITT-LOCF) Baseline (kg) 107 119 103 107 112 128 106 111 107 117 102 107

*P<0.0001 vs placebo; †P=0.0215 vs placebo Subjects With >10% Weight Loss at Week 56 (ITT-LOCF) Baseline (kg) 107 119 103 107 112 128 106 111 107 117 102 107

Treatment-Emergent Adverse Events (TEAEs), Discontinuation and Completion Rates Safety Set (n=3749) AA Subjects Non-AA Subjects Placebo (n=206) PHEN/TPM CR (All Doses) (n=309) Placebo (n=1300) PHEN/TPM CR (All Doses) (n=1934) All TEAEs, n (%) 151 (73.3) 249 (80.6) 984 (75.7) 1673 (86.5) Severity Mild, n (%) 50 (24.3) 97 (31.4) 403 (31.0) 593 (30.7) Moderate, n (%) 84 (40.8) 132 (42.7) 468 (36.0) 828 (42.8) Severe, n (%) 17 (8.3) 20 (6.5) 113 (8.7) 252 (13.0) Serious AEs, n (%) 5 (2.4) 6 (1.9) 48 (3.7) 78 (4.0) Discontinuation due to TEAEs 24 (11.7) 38 (12.3) 107 (8.2) 320 (16.5) ITT Population (N=3678) AA Subjects (n=481) Non-AA Subjects (n=3197) Completion on study drug 272 (56.5) 1950 (61.0)

Safety Summary PHEN/TPM CR generally well tolerated; side effects were mostly mild to moderate in both in AA and non-AA subjects Most common TEAEs in the AA population were constipation, paresthesia, headache, and dry mouth; the most common TEAEs in the non-AA population were headache, dry mouth, and upper respiratory tract infection Overall study completion rate on therapy was greater in PHEN/TPM CR groups (63.1%) vs placebo (53.4%) In AA and non-AA subjects, completion rates were 56.5% and 61.0%, respectively Most common reasons for discontinuation from study (overall population) were loss to follow-up (10.6%), withdrawal of consent (10.5%), and AEs (13.1%)

Conclusions PHEN/TPM CR provided statistically significant, sustained, and clinically meaningful weight loss in both AA and non-AA subjects at 56 weeks PHEN/TPM CR was generally well tolerated, with most TEAEs being mild to moderate in AA and non-AA subjects Therapies that provide safe and sustained weight loss have the potential to reduce the burden associated with weight-related comorbidities, irrespective of race